Unlocking Our Potential Allegion Investor Day Indianapolis, IN March 12, 2014 Exhibit 99.1

2 | Allegion Investor Day
Agenda: 2014 Analyst and Investor Meeting
Overview Dave Petratis
Americas Tim Eckersley
EMEIA Dave Petratis
50-minute break/product displays open
Asia-Pacific William Yu
Financials Patrick Shannon
Wrap up & Q & A All
Hotel check-out/product displays open
Lunch
Transportation to Indianapolis Airport
Optional tour of Indianapolis Operations ~1 p.m.
Travel to plant
Operations overview Chris Muhlenkamp
Plant tour and presentation Team
Transportation to Indianapolis Airport

3 | Allegion Investor Day
Safe Harbor
This press release contains "forward-looking statements" within the meaning of the Private Securities
Litigation Reform Act of 1995, including statements regarding the Company's financial performance over the next one and three year periods; the Company's strategy, including its growth strategy, its tax strategy and its capital allocation strategy; and the performance of the markets in which the Company operates. These forward-looking statements are based on the Company's current assumptions, expectations and beliefs and involve substantial risks and uncertainties that may cause results, performance or achievement to materially differ from those expressed or implied by these forward-
looking statements. Further information on these factors and other risks that may affect the Company's business is included in filings it makes with the Securities and Exchange Commission from time to time, including its Annual Report on Form 10-K for the year ended December 2013. The Company assumes no obligations to update these forward looking statements.
This press release also contains revenue, operating income, EBITDA, EBITDA margin, tax rate, earnings from continuing operations and diluted earnings per share (EPS) from continuing operations on both a U.S. GAAP basis and on an adjusted basis because the Company's management believes it may assist investors in evaluating the Company's on-going operations as a standalone company. The
Company believes these non-GAAP disclosures provide important supplemental information to management and investors regarding financial and business trends relating to the Company's financial condition and results of operations. Investors should not consider these non-GAAP measures as alternatives to the related GAAP measures. A reconciliation of the non-GAAP measures used to their most directly comparable GAAP measure is presented as an appendix to this release.

Unlocking Our Potential Overview Allegion Investor Day Indianapolis, IN March 12, 2014

Our vision We make the world safer as a company of experts, securing the places where people thrive.

Our purpose We create peace of mind by pioneering safety and security.

7 | Allegion Investor Day
Who We Are
David Petratis
CEO & Chairman
Carla Cico
Director
Michael Chesser
Chair of Compensation Committee
Kirk Hachigian
Lead Director, Chair of Corporate
Governance and Nominating Committee
Board of Directors
Martin Welch III
Chair of Audit and Finance Committee
Tim Eckersley
Senior Vice President
Americas
William Yu
Senior Vice President
Asia-Pacific
Lúcia Veiga Moretti
Senior Vice President
EMEIA
Geographical
Leaders
Chris Muhlenkamp
Senior Vice President
Global Operations &
Supply Chain
Patrick Shannon
Senior Vice President
Chief Financial Officer
Todd Graves
Vice President
Engineering &
Technology
Barbara Santoro
Senior Vice President
General Counsel &
Secretary
Tracy Kemp
Vice President
Chief Information
Officer
Raymond Lewis Jr.
Senior Vice President
Human Relations &
Communications
Functional
Leaders

8 | Allegion Investor Day
What We Are
Our Team
Our Customers and Channel Partners
Strong leadership in core products
Code influence and specification writing
Channel management
Operational excellence
History of innovation
Our Core Assets
Our Scope
Global provider of security products &
solutions
$2.1 billion in annual revenue, $410 million in
adjusted EBITDA
Sales in >120 countries
19 production facilities
8,000 total employees
~700 sales people
Including ~170 specification writers
1,000,000+ end-user installations
5,000+ architect firms
9,000+ independent channel partners
Strength in new construction – opportunity
to further develop aftermarket

9 | Allegion Investor Day
What We Sell
Project Management
Installation
System Design
Access control
Video systems
Workforce
management
Systems
Products
Control the Door
Door closers
Automatic
operators
Coordinators
Protect the Door
Kick plates
Door pulls
Edge guards
Portable Security
Padlocks
Cable locks
Bike locks
1. Systems business focused in Asia and Europe
Secure the Door
Mechanical locks
Key systems
Electronic locks
Readers
Credentials
Electronic strikes
Doors and frames
Hinges
Accessories
Exit devices
1

Pulte Homes
RYLAND HOMES
LOWE'S
LEROY MERLIN
THE HOME DEPOT
amazon.com
LENNAR
CLARK an Anixter company
castorama
MENARDS

ALLEGION

10 | Allegion Investor Day
Our Channels
Developed network of more than 7,000 channel partners
Consumer
Recognized End
Users
Allegion
Wholesaler
Systems
Integrator
Retail /
Big Box
OEM
Distribution
E-
Comm
Distribution/Retail
Developer/End-User
National
Builders
End-user

ALLEGION

SCHLAGE
VON DUPRIN
LCN
CISA
interflex

DEXTER by SCHLAGE
STEELCRAFT
FALCON
IVES
XceedID

KRYPTONITE
GLYNN-JOHNSON
PegaSys
Briton
Randi

DALCO
NORMBAU
SEGUREX LOCKS
aptiQ
BRICARD fermez en toute sécurité

LEGGE
cavere by NORMBAU
INAFER Máxima Seguridad
Bocom System 博康系統
Martin Roberts

FUSION HARDWARE GROUP
ITO KİLİT

ALLEGION

11 | Allegion Investor Day Our Brands

12 | Allegion Investor Day
Leverage final assembly in region of use to minimize customer response time
Where We Are
Shanghai, CHN
Auckland, NZ
Duzce, TUR
Sittingbourne, UK
Feuquieres, FRA
Faenza, ITL
Monsampolo, ITL
Renchen, GER
Durchhausen, GER
Indianapolis, IN
Princeton, IL
Security. CO
Blue Ash, OH
Ensenada, MEX
Tecate, MEX
Tijuana, MEX
Chino, CA
Caracas, VEN
Bogota, COL
Regional headquarters: Shanghai Brussels Carmel
Dublin
Dublin, IRL
Corporate headquarters:
Carmel, IN
Brussels, BEL

13 | Allegion Investor Day
Industry Macro-economic Factors
Non-residential commercial verticals improving, institutional lagging
Increased housing prices and lower inventory supporting residential renovation
Europe non-residential construction markets stabilizing, northern region recovery outpaces southern
Asia-Pacific region continues growth although at a slower pace
Residential Construction Starts
$ Value (% of 2007 peak)
Non-residential Construction Starts
$ Value (% of 2007 peak)
Source:  Global Insights
68%
78%
76%
76%
0%
25%
50%
75%
100%
US France, Italy, UK US France, Italy, UK
Improving macro-economic environment, but construction industry still well below peak

14 | Allegion Investor Day
Industry Concentration: Market Share
Top 6 global
manufacturers
All others
Our addressable hardware market:
~$25 billion
Growth projections:  GDP+, with higher relative growth rates in emerging markets and across electrified products
~42% ~58%

15 | Allegion Investor Day
Continued evolution of security requirements and sophistication creates opportunity for growth
Enhanced living standards and urbanization in emerging markets increasing security requirements
Electronic products markets growing faster than traditional mechanical products
Mature markets looking for electronic-enabled products, but won’t sacrifice security needs
Market leaders must be able to provide full range of solutions serving both product and technology needs
Local channel relationships
Complicated product/solution requirements
Local codes/standards
Global security needs continue to increase
Electronics/mechanical convergence important, but no massive dislocation evident
Hardware markets remain inherently local
Scale matters – ability to leverage global capabilities while still delivering superior local customer experience
Key Market Trends

SCHLAGE VON DUPRIN LCN	StanleyBlack&Decker ASSA ABLOY Spectrum Brands FORTUNE BRANDS DORMA
	CISA BRICARD fermez en toute sécurité Briton	ISEO DORMA ASSA ABLOY SECURIDEV KABA
	interflex	KABA primion security solutions
	Bocom System 博康系统	中国电信 CHINA TELECOM CSST 中国安防技术有限公司

ALLEGION

16 | Allegion Investor Day
Competitive Position
Category/Position
Systems Integration
Video Analytics
#3 in China
Workforce Management
#2 in Germany
Security Products: Europe
#1 in Italy
#2 in France
#3 in UK
Security Products:
North America
Market Leader
Key Competitors
Key Allegion
Brands

17 | Allegion Investor Day
Global Operating Snapshot
2013 Revenue Mix
Product Type
43%
24%
22%
5%
6%
Locks / Locksets / Key
Systems
Door Closers / Controls /
Exit Devices
Electronic Products /
Systems
Doors / Door Frames Other Accessories

18 | Allegion Investor Day Global Operating Snapshot 2013 Revenue Mix Sales Type New Construction 49% Aftermarket 51% 2013 Revenue Mix End-use Application Residential 30% Commercial 70%

19 | Allegion Investor Day
Allegion Strategies: Global Execution
Growth in
Emerging Markets
Opportunistic
Acquisitions
Expand In
Core Markets
Operational
Excellence
Innovation in
Existing and New
Product Categories

20 | Allegion Investor Day
Strategy
Focus Areas
Expand
in Core
Innovation
Growth In
Emerging
Markets
Operational
Excellence
Opportunistic
Acquisitions
Americas
Core
expansion
Organic
innovation
M&A
EMEIA
Operational
improvements
Organic
innovation
Asia-Pacific
Organic
innovation
M&A
Strategy Prioritization Matrix…Mid-term
Low priority Medium priority High priority
Prioritization

21 | Allegion Investor Day
2014 Priorities
Execute on EMEIA transformation plans, be on-plan to hit 10% margin run rate by year end 2015
Clear progress on acceleration of growth programs
Robust innovation and organic initiative pipeline
Accelerating M&A activities
Execute on flexible and balanced capital allocation strategy
Build a strong and sustainable stand-alone organization, positioned for long-term success

22 | Allegion Investor Day
Redefining Security: Allegion Keys to Success
Key Investment Considerations
Strong operating
capabilities
Attractive markets
with strong
fundamentals
Market leading
brands with
history of
innovation
Market leading
financial performance
and cash flow
Keys to Long-term Success
People
Strong and engaged
teams of global
experts
Growth
Solid growth,
leveraging both
organic and inorganic
opportunities
Returns
Steady profit and
cash generation
Innovation
Constant stream of new
product introduction

23 | Allegion Investor Day
Redefining Security: 3-Year Targets
Business Operations
Revenue Growth Rate
Revenue growth 7-9% CAGR
Organic growth – 4-5% CAGR
Acquisitions – 3-4% CAGR
Strong, defensible leadership positions in all our major
businesses
Leader in quality and customer satisfaction
>12% CAGR
Earnings Per Share
Growth (Organic)
Available Cash Flow
100% of Annual Net Earnings

Unlocking Our Potential Americas Allegion Investor Day Indianapolis, IN March 12, 2014

What We Are: Americas
Our Valued Assets
Industry leading brands & installed base
Experts in codes & opening applications
Operational Excellence
Reliable, relationships, trust
Our Winning Team
4,900 total employees
28 branch sales offices
450+ consultants, 100+ spec. writers
10 production facilities
Our Broad Offering
Premium brands
Schlage, Von Duprin, LCN, Steelcraft
Schlage & aptiQ Electronics
Fighter brands
Falcon, Ives, Glynn-Johnson
Our Loyal Customers
1+ million commercial & countless
residential installs
5,000+ architect firms
1,500+ independent channel partners
25 | Allegion Investor Day
Institutions
Government
Commercial
Residential

Residential

SCHLAGE
FUSION HARDWARE GROUP
KRYPTONITE
DEXTER by SCHLAGE

Commercial

SCHLAGE
LCN
VON DUPRIN
aptiQ
IVES
STEELCRAFT
GLYNN-JOHNSON
FALCON

ALLEGION

Hang the Door
Door & frame
Hinges
Secure the Door
Exit devices
Mechanical locks
Electronic locks
Key systems
Readers/credentials
Protect the Door
Kick plates
Edge guards
Accessories
Control the Door
Mechanical closers
Automatic operators
Coordinators
What We Sell: Americas
Hang the Door
Hinges
Secure the Door
Electronic locks
Deadbolts
Handlesets
Home intelligence
Protect the Door
Kick plates
Lock guards
Edge guards
Portable Security
Pad locks
Cable locks
Bike locks
Experts in coordinating the opening and the value-chain
Safety Code expertise  •
Specification writing   •
Architectural influence
Retail execution  •
Channel  management   •
Owner preference
Core-Differentiated Capabilities
26 | Allegion Investor Day

SCHLAGE
Comp. # 2
Comp. # 3
Comp. #4
Comp. #5

VDI
Comp. #2
Comp. #3
Comp. #4
Comp. #5

LCN
Comp. #2
Comp. #3
Comp. #4
Comp. #5

SCHLAGE
Comp. #1
Comp. #2
Comp. #3
Comp. #4
Comp. #5

27 | Allegion Investor Day
Core Strength: Preferred Brands
Residential
Source : 2013 Brand Study “Which brand do you prefer most”
Reliable • Relationships • Trust
Locks & Credentials
Commercial
Exit Devices
Door Controls
0%
20%
40%
60%
80%
0%
20%
40%
60%
80%
0%
20%
40%
60%
80%
0%
10%
20%
30%
40%
50%
#1 in brand preference
#1 installed base
Largest & most profitable categories
Category pioneers

SCHLAGE

Pulte Homes

Toll Brothers

NVR

LENNAR

Meritage Homes

TaylorMorrison

RYLAND HOMES

David Weekley Homes

MENARDS

LOWE'S

THE HOME DEPOT

amazon.com

THE HOME DEPOT

build.com

LOWE'S

ALLEGION

28 | Allegion Investor Day
Core Strength: Residential Execution
Leading in
New Construction
Leading in
Do-It-Yourself Retail
Leading in
Do-It-Yourself eCommerce
Most-used brand by the pros
Total market coverage –
entry, step-up, and luxury
buyers
Breadth and strength of
portfolio
Builder wins drive long-term
repair & replace share in
retail
#1 preferred brand with
consumers
Retail aisle leadership in Big
Box – clustering ensures
right product in right place
Invented electronics category
in retail
Returns reduced by 50%
over last 2 years
Innovation driving higher mix
Experienced 70%+ growth
in last 2 years in this
channel
Hardware supplier of
choice in all major
channels
Improved brand
preference in key
unengaged demographics
Expanding portfolio into
new product categories

29 | Allegion Investor Day
Institutional Commercial Retail Government Residential Multi-Family
Academics, health
care,              &
museums
CRE office,
bank, clinics,           & restaurants
& mixed-use
Consumer stores    Federal, state,
local, defense,
transportation
Single-family,
town homes            apartments
& condos
Rented multi-story
& mixed use
We Are Experts That Deliver:
Core Strength: Channel Execution
Type
# locations
Allegion
Contract
Hardware
800
Wholesale
Contract
30
General
Contract
40,000
Locksmith
15,000
Glass Deal.
12,000
Integrator
10,000
Comm
Owner
150K
Resi.
150M
Wholesale
Aftermarket
200
Architect
20,000
Big Box /
Retailer
19,000
Home
Builder
420
Customized vertical solutions
Solutions for highly complex code
environments
Preference at end user and architect level
Seamless delivery in complex channel
environment

30 | Allegion Investor Day
Core Strength: Execution in Complex Commercial
Segments
Typical hospital
has 5,000+ openings
Each opening can have
100+ million combinations of
function, finish, size, & operation
Allegion’s world-class
manufacturing enables efficient
response to complex demand
Key Brands SKU Variations Order to Ship  (Days) Inventory Turns
Von Duprin Exits 70+ million 4.8 25
Schlage Mechanical Locks 10+ million 4.1 9
LCN Door Closers 5+ million 5.0 74
Steelcraft Doors millions 12.9 32
Schlage Electronic Locks 1+ million 7.3 6
1.  LIFO accounting; number measured by plant
1

Strengths in Practice
Platforms for Growth
Open/flexible portfolio designs
Alliances with large software original equipment
manufacturers
Leverage into hardware specifications
Cross sell electronic access control
portfolio
Market Leverage
“Campus Security Summit” ~ 20
Universities
Miami University 4,000+ openings
Miami University ~ 200 openings
Northeastern University
Villanova University
University of Dayton
31 | Allegion Investor Day
Leverage momentum into commercial market to expand opportunity

32 | Allegion Investor Day
Outlook for Markets Served
Business Market Trends
Market  Size 2013
2014 Growth
%
Commercial
Hardware &
Openings
Institutional & government markets flat to modest growth
Stronger commercial & multi-family market growth
Continued reliance of code & application expertise
Increasing channel sophistication – some consolidation by
attrition
$3.1 - $4.1 billion
Low-single
digit
Residential
Hardware
Housing recovery driving growth in builder channels
DIY retail growth driven by consumer confidence
Home automation growing but small & fragmented
eCommerce channel  gaining  momentum
$1.2 - $1.5 billion
Mid-high
single digit
Electronic Locks,
Credentials &
Accessories
Strong growth in higher education residential life
Growth in other segments requires lower cost & simplicity
Mobile credentials in early adoption phase – tremendous
interest
$580 - $800
million
Mid-high
single digit
Latin America
Large growth market, fragmented with pockets of
instability
No clear residential/commercial market distinction
Life safety codes exists – not enforced other than Class A
Spanish-speaking market relatively homogenous – Brazil
different
$1.2 – $1.5 billion
Mid-single
digit
TOTAL $6.0 - $8.0 billion 3.5 - 5%
Source: IMS Global Insights, Dodge, AIA, HIRI

Allegion Strategies: Americas Execution
Growth in
Emerging Markets
Opportunistic
Acquisitions
Expand In
Core Markets
Operational
Excellence
Innovation in
Existing and New
Product Categories
33 | Allegion Investor Day

Product Focus	Customer Focus: End Users $000 – $000M	Customer Focus: Contract Hardware $000 – $000M	Customer Focus: Wholesale $000 – $000M
Predominantly Mechanical $000 – $000M	EUM # Dist. $Rev	CHM # Dist. $Rev	WM # Dist. $Rev
Mix of Mechanical and Electronic $00 – $000M	EUX # Dist. $Rev	CHX # Dist. $Rev	WX # Dist. $Rev
Predominantly Electronic $0 – $00M	EUE # Dist. $Rev	CHE # Dist. $Rev	WE # Dist. $Rev

CHANNEL GROWTH PROGRAM CGP

ALLEGION

Expanding in Core Markets
Business model development
– Quick Ship
Channel expansion –
commercial real estate
Coordinated execution in
Multi-Family
Market Penetration
Innovate & electrify core
product platforms
Embed technology in large
mechanical  installed base
Grow residential and
commercial locking category
through style and design
Portfolio Expansion
Targeted market penetration
by category
Develop home automation
channel through OEMs
Data analytics to improve
shelf space performance
Expand e-commerce offering
Channel Development
Accelerate organic growth with market leading margins
34 | Allegion Investor Day

AVIGILON BadgePass Blackboard transact brivo cbord
CDVI cisco FRONTIER
GALLAGHER Honeywell IDenticard IMRON Johnson Controls
Lenel MAXxESS OPEN OPTIONS
PACOM Paxton QUINTRON
S2 Security Schneider Electric Sielox Software House VANDERBILT

aptiQ

SCHLAGE
Introducing the CO-220
Standalone Classroom
Lockdown Solution
When seconds count,
lockdown is at your fingertips.

ALLEGION

Innovation: Existing and New Categories
Expand market by driving
down cost of electronic
locking solutions
Leverage connectivity into
other product categories,
e.g., exits and closers
Unprecedented portfolio
connectivity
Open and intelligent design
platforms
Partner of choice with leading
access control and connected
home service providers
Drive penetration through
simplicity and reduced cost
Eliminate system complexity
Simple and intuitive
connectivity and application
Industry-leading 3
rd
party
application support
Accelerating electronic security through simplicity and open architecture
Market Penetration Portfolio Expansion Channel Development
35 | Allegion Investor Day

50 AÑOS
CONSTRUYENDO PAÍS
1961 - 2011
SCHLAGE

ALLEGION

36 | Allegion Investor Day
Growth in Emerging Markets: Latin America
Organic focus on channel development and demand creation
Acquisition focus on localized portfolio (particularly locks) and access to distribution
Establish and build commercial demand creation capability
Strategic Focus
Existing Footprint Acquired
Future Activity
Organic Growth
Expand distribution
Improve retail execution
Export Growth
Mexico portfolio growth
Expand retail
distribution in other
Spanish-speaking
countries
Learn and Replicate
Schlage Lock
de Colombia
Schlage Lock de
Mexico
Inversora Lockey
(Venezuela)
Smaller commercial
project activities in
Central America and
Northern Cone

FALCON LEAD TIME AT THE 95TH% MTD
35
42
45
43
30
Baseline
FEB
MAR
APR
MAY
AUG
OCT
DEC
Mfg Time
Mfg to Shipping
Target

Selling
INTERNET PARTNER PORTAL
Operations
CODE AND PRODUCT CONFIGURATOR

ALLEGION

37 | Allegion Investor Day
Operational Excellence
By the middle of 2014, we will
have 10 value streams under
transformation
Success has come in both
lower cost AND share gains
Beginning to deploy skills and
capability into transactional
activities
All value streams will
continue to mature over the
next 12-24 months
We have also invested in
tools and processes to pull
them together
2014 will begin to deliver new
value to the channel in ease
of doing business
We have initiated an
aggressive deployment of
customer experience
Data driven methodology built
on OpEx knowledge
Through continuous
improvement, we intend to
drive differentiation into all
our channels
Existing Value Streams
Changing the Game
Competitive Advantage
Effective customer experience strategy – accelerating growth with market leading margins

38 | Allegion Investor Day
Opportunistic Acquisitions: Americas Focus
Our Focus in 2014:
Building dynamic pipeline of opportunities
1
Logical product extensions that leverage our core strengths
3 Technology extensions that create competitive advantage
2 Footprint expansion into Latin America that extend our model
Strengthen organizational capability
Enhanced pipeline of activity targeted and prioritized:

39 | Allegion Investor Day
Americas Summary: Unlocking Our Potential
Strong market position with defensible competitive differentiation
Brand and product strength that creates preference and end-user value
Organic and acquired growth opportunities in all business areas supported by strategy and cash generation
Operational Excellence driving strong leverage and beginning to drive competitive differentiation
Positioned well for strong future growth
Core residential markets in sustained growth cycle – electronics and e-commerce accelerating faster than traditional markets
Core non-residential markets showing favorable signs of recovery – currently market and vertical specific

Unlocking Our Potential EMEIA Allegion Investor Day Indianapolis, IN March 12, 2014 Lúcia Veiga Moretti Senior Vice President EMEIA

41 | Allegion Investor Day
What We Are: EMEIA
Our Channels
Indirect: do-it-yourself, distributors,
installers, integrators, value-added
resellers
Direct: customized solutions
Our Scope
$420 million revenue
2,500 total employees
Present in 50+ countries
7 production facilities
Our Valued Assets
Strong local brands
Effective channel management
Innovative new products and solutions
Careful cost containment until markets
recover
Depth of talent and expertise
Our Broad Offering
Leading product brands
CISA, Bricard, Briton
Leading systems brands
Interflex
Residential
Health care
Commercial
Education
Industry
Transport
Hospitality

CISA
BRICARD
Briton
SCHLAGE
ITO KILIT

CISA
BRICARD
Briton
VON DUPRIN
LCN

NORMBAU
Randi

Martin Roberts

interflex
CISA

interflex

ALLEGION

42 | Allegion Investor Day
What We Sell: EMEIA
Mechanical
Locks / Key
Cylinders
Door Closers
& Exit
Devices
Trim
Doors and
Door
Frames
Electronic
Locks,
Controllers &
Readers
Workforce
Management /
Time &
Attendance
Brand
Mechanical access
Electronic access Customized solutions

43 | Allegion Investor Day
Source:  Ducker Worldwide, Freedonia, Mc Kinsey & Co
Security Equipment Market: EMEIA
Mechanical Door Hardware
$7 billion
Electronic Access Control
$2 billion
EMEIA represents 36% of global security market;
segments served by Allegion account for $9 billion

44 | Allegion Investor Day
Market Growth & Trends: EMEIA
Construction Output Drives EMEIA
Market Growth for Mechanical Security Products
Electronics Security Market
Continues to See Steady Growth
Electronic Access Control growing 2.4% in
2013
Out of the mature markets, Germany is the
fastest growing country (3.8% CAGR)
Continued decline in 2013 (-2.7%), with
stability occurring 2nd half of year
France, Italy and UK seeing growth in latter
part of 2014
Source:  Euroconstruct December 2013; IMS May 2013
Moderate market recovery expected
90%
100%
110%
120%
2011 2012 2013 2014 Fcst
EAC Equipment Market, Indexed 2011 = 100%
Germany UK France Italy
70%
80%
90%
100%
110%
2008 2009 2010 2011 2012 2013 2014
Fcst
Construction Output, Indexed 2008 = 100%
France Italy UK

45 | Allegion Investor Day Where We Sell: EMEIA Leading Brands 76 % of revenue in 6 key countries Key sales for leading security brands Key sales for leading workforce management brand

46 | Allegion Investor Day
Specialized
distributors
and/or
installers
Approved /
Certified
installers
Specification  writing,
channel development,
system design and training
DIY, OEM,
other retail
Generic
distributors,
wholesalers
Brand management,
supply chain excellence,
transactional processing
Networking and consultancy,
account management,
project management and services
Integrators
and VARs
End-users
Standard    Solutions Unitary        Products Customized Solutions
End User Value
Channel Value
Easy to do business with,
experience of transactional quality,
lean and integrated supply chain,
strong brand
Customer process knowledge,
poject fulfillment capability and reputation,
adaptability to customer requirements,
lifetime value and investment protection
How We Sell: EMEIA
Competitive differentiation is driven by different sets of customer values

Sittingbourne, UK
Feuquieres, FRA
Renchen, GER
Durchhausen, GER
Faenza, ITA
Monsampolo, ITA
Duzce, Turkey

ALLEGION

Where We Are: EMEIA Production Established manufacturing capability in served markets 47 | Allegion Investor Day

48 | Allegion Investor Day
Allegion Strategies: EMEIA Execution
Provide the ultimate customer experience
Growth in
Emerging Markets
Opportunistic
Acquisitions
Expand In
Core Markets
Operational
Excellence
Innovation in
Existing and New
Product Categories

Expand in Core Markets: Platforming Story
In Q4 2013, CISA launched Multitop Pro, a new generation of
aluminum door locks suitable for use on thermal profiles seeking augmented energy efficiency
Designed from the outset with the customer in mind, thanks to its innovative modular concept Multitop Pro reduces dramatically maintenance time and stockholding, allowing CISA to demonstrate its market leader position in the segment
Multitop Pro is part of a wider mechanical lock platforming program with further launches scheduled in 2014/15
49 | Allegion Investor Day

eVAYO
Design and Function Newly Defined
The New Terminal Generation from Interflex
Learn more about it.
eSIGNO

ALLEGION

Innovation: Electronic Access Control
50 | Allegion Investor Day
In 2013, completed significant new platform launches across major EMEIA electronics platforms
CISA Hospitality line:  Launched new eSIGNO hospitality comprehensive solution (trims, safes, minibar);  aesthetically attractive product platform and differentiated functionalities that simplify installation and maintenance and add customer value
Interflex:  Launched new eVAYO time & attendance platform that combines stylish design and user friendliness with robust functionality;  winner, 2013 Red Dot Design Award
Interflex:  Refreshed existing 6,040 base software platform to enable robust time and attendance applications

51 | Allegion Investor Day
Ability to leverage health care expertise, global footprint and specification capabilities in major Middle East hospitals
Cleveland Clinic – United Arab Emirates
Schlage, Von Duprin, LCN and Ives
5,000 openings
Sidra Hospital – Qatar
Emerging Markets: Customer Win Stories
Middle East growth potential driven by strong specification capabilities
Specified for Ellerbe Beckett (AECOM) Architects in 2008
Schlage, Von Duprin, LCN and Ives
6,000 openings
Full portfolio of US-based hardware
Specified originally for HDR Architects in 2007 /
project managed Aedas Architects

52 | Allegion Investor Day
Hospitality
Interflex
2014 Key Business Priorities: Growth
Share gain in Hospitality vertical through extended product offering
Demand creation through global key account management
Grow in Germany through key account management and new
customer acquisition program supported by continuous innovation
Continue to expand specification capacity and depth in
UK / France / Middle East
Develop more converged platforms around leveraged product
offering and channel expansion
Specified
Hardware
Unitary
Aftermarket
Selected investments for growth where we can win

53 | Allegion Investor Day
Portfolio
Simplification
Core Market
Focus
Continued OPEX Value Stream investment
Right size of cost structure and overhead
Leverage Americas operational maturity
OPEX
Drive delivery and quality improvement through operational excellence initiatives
Focus on products and where strengths can be leveraged
Business portfolio optimization – right product, right channel
Product portfolio & SKU optimization to improve leverage
Operational Excellence
Clear path to profitability established

10%
4%
1%
2013
2014F
2016F
OI Margin % (1)

14%
8%
5%
2013
2014F
2016F
EBITDA % (1)

ALLEGION

54 | Allegion Investor Day
2015 actions
Facility footprint optimization
Accelerate productivity/value stream
initiatives
Phase 2 - 2015
Phase 1 - 2013/2014
2013 restructure carry forward
2014 actions
Overhead cost reduction
Portfolio optimization
Accelerate productivity/value stream
initiatives
(1) Excludes spin and restructuring expenses
EMEIA Recovery Plan
Path to margin recovery established

55 | Allegion Investor Day
EMEIA Summary: Unlocking Our Potential
Path to improved profitability in place
Portfolio simplification
Core market focus
Operational Excellence
Strong brands and heritage in key EMEIA Markets
Active restructuring and cost control in difficult economy positioning for strong performance as markets recover
Effective key account management & channel development
Innovative new products and solutions
Expanding specification capability and presence in Emerging & Established markets
Leveraging mechanical heritage with electronic technologies that are providing customers with proven solutions

Break

Unlocking Our Potential Asia-Pacific Allegion Investor Day Indianapolis, IN March 12, 2014

North Asia
China Mainland
Plant in Shanghai
South East Asia
Australia & New Zealand
Plant in Auckland

ALLEGION

Consultation
Code Compliance
Fitness-for-Purpose
Value

ALLEGION

58 | Allegion Investor Day
Our Winning Team
650+ employees
25+ offices
2 plants: Shanghai,
China and
Auckland, New
Zealand
Our Broad Offerings
Security products design, system
integration, manufacturing, sales,
after sales service, etc.
Our Loyal Customers
350+ independent channel partners
1000+ end-user customers
200+ architect firms
Our Growing Path
1997: Started business in the region
2003: Set up Asia-Pacific organization
2013: $150+million business
across Asia-Pacific
Shanghai Headquarters Allegion Day One Celebration
Transport
Hospitality
Health care
Education
What We Are: Asia-Pacific

SCHLAGE
CISA

LCN
FALCON
Briton

EMERGENCY EXIT ONLY

VON DUPRIN
FALCON
Briton
SCHLAGE

IVES
LEGGE
Briton
NORMBAU
DALCO

SCHLAGE
CISA

SCHLAGE

Bocom System
博康系统

ALLEGION

59 | Allegion Investor Day
Mechanical
Lock
Door Closer Exit Device Accessory
Electronic
Lock
Electronic
Access
Control
System
Integration
Brand
What We Sell: Asia-Pacific
Mechanical Access Electronic Access Customized Solutions

Video
Surveillance
System
Intelligent
Traffic
System
Integrated
Management
System
Alarming
System
Vehicle
Recognition
System
Safe City Project
(As an example)
Decode customer requirement to
tailored solutions
Design customized application
interface
Optimized product configuration
Project management and supply chain
management
Transferrable capability to serve new
commercial verticals
Key Capabilities
Safe City Airport Health care Education Metro
What We Sell: BOCOM Business in System Integration
Served
Markets
60 | Allegion Investor Day
Project Scope
BOCOM’s expertise at translating customer needs to integrated system solutions

VON DUPRIN
SCHLAGE
FALCON
CISA
Briton
DALCO
Bocom System
博康系统

ALLEGION

61 | Allegion Investor Day
How We Sell: Asia-Pacific
100% of system integration business is under direct sales model
70% of hardware business is through distributors
End User
Big box
Online
store
Retailer
Developer
Wholesaler
Distributor
Decoration
company
Door
manufacturer
System
integrator
Allegion

Where We Are: Asia-Pacific
# of
Branches
Before
2011
4 67 million
After 2011 21 212 million
North Asia
Southeast Asia
Plant in Auckland
Plant in Shanghai
China Mainland
Australia & New Zealand
Branch before 2011
Branch after 2011
Plant
Sales territories in AP
Geographic expansion to capture growth opportunities in 2
nd
& 3
rd
tier cities in
China and emerging countries in Southeast Asia
62 | Allegion Investor Day
Served Population

Asia-Pacific Market Overview
China accounts for the majority of the Asia-Pacific market and leads the growth
Asia-Pacific security markets continue to
grow
Transportation, health care, and
industrial are the fastest growing vertical
markets
Opportunity for growth comes from
urbanization, fast development of 2
nd
&
3
rd
tier cities
Safety and security application
extending to new verticals, e.g. health
care and industrial
Transition to electronic access for high-
end segment, especially in residential
market
Wireless door lock, RFID, and
biometrics identification support the
upgrade of access control devices and
drive market adoptions
2013 Addressable Market Size
by Product Category ( US$ million )
* Data Source:  Frost Sullivan Reports; NBS; Internal research
2013 Addressable Market Size
by Sales Territory ( US$ million )
63 | Allegion Investor Day
400
2,300
3,000
Eletronic Products
(AP)
Mechanical Products
(AP)
System Integration
(China)
500
600
650
4,000
North Asia
ANZ
SEA
China

LCN SCHLAGE
VON DUPRIN

CISA Briton
Bocom System
博康系统

ALLEGION

Well-recognized brand image in niche
ANSI Grade 1 market in China (30%
market share)
Professional spec-in resources and
capabilities
Strong brand awareness and extensive
channel coverage in New Zealand
Software development and complex
project management capabilities in
BOCOM business
Expand product portfolio to penetrate in
mid-market segment
Enhance M&A efforts
Market Segment Distribution
Substantial opportunities exist in mid-market segment
Efforts begin with acquisition for channel presence, lower-cost local products and brand
Premium
High
Middle
Low
2%
6%
44%
48%
Strengths in Practice
Core Strengths
Strategy
64 | Allegion Investor Day

Allegion Strategy: Asia-Pacific Execution
Growth in
Emerging Markets
Opportunistic
Acquisitions
Expand In
Core Markets
Operational
Excellence
Innovation in
Existing and New
Product Categories
65 | Allegion Investor Day

Audit Report

GB
中华人民共和国国家标准

建筑安防技术

HOTEL 饭店现代化 MODERNIZATION

上海科学技术职业学院

ALLEGION

66 | Allegion Investor Day
Safety & Security College
Reputable platform for learning and
development for everybody; devotes
effort to society safety and security
Growth Through Establishing Thought Leadership
Safety & Security Institute
Committed to promote innovation, drive
technology development and raise public
awareness on safety and security
Market Report Code Development
Promotion Education
Hospitality report
Education report
Health care/campus
audit report
US vs. China code
comparison
Under the name of the
Safety and Security
Institute, Allegion is the
only foreign company
involved in the
development of China’s
1
st
health care security
code
Textbook on
Architecture Security
Technology
Elective courses in
multiple leading
universities
Alliance
Alliance with
associations, key
accounts, vertical
market partners, etc.
Strategic partnership
with leading
universities
Positioning and establishing thought leadership as one of the differentiators
Innovative social
promotion
53,000+ subscribers
of E-newsletter
4,680+ followers on
Chinese Twitter
1,800+ monthly
visitors of SSI website

67 | Allegion Investor Day
Growth Through the BOCOM Business
Growth Strategy
Key Growth Drivers
300
(150-300)
150
$ million
Market Potential Driven by
the Development of 2
nd
& 3
rd
Tier Cities
(2015)
*
Geographic Expansion
Penetration into New Vertical Markets
Grow Service Business
* Data Source:  IMS, Frost and Sullivan, internal research
Capture growth opportunities in 2
nd
&
3
rd
tier cities
Develop tailored vertical market system
integration platform
Leverage hardware products and
channels to increase system integration
project opportunities
35% CAGR in the past 3 years
Extend service offerings, including
customized software, retrofit upgrade,
system extension and maintenance
service
Optimized and standardized service
delivery process
Service team capability built up
Development of 2
nd
& 3
rd
tier cities
driven by urbanization
System integration application
extended to new vertical markets
More sophisticated customer needs
and increasing install base

Progressive new product localization driving innovation
Innovation: New Product Development
2011 2012 2013
25%
43%
AP New Product Revenue
New product development
through local sourcing and
manufacturing, local design and
OEM
Continuously enhance
engineering and integrated
supply chain capabilities for
localized products improvement
Drive business growth in
electronics with upgraded
products to meet customer needs
2014 New Product Pipeline
Mechanical
Lock
Electronic
Lock
Door Closer
Exit Device
2013 New Product Pipeline
Mechanical
Lock
Electronic
Lock
Exit Device
68 | Allegion Investor Day

Business Review
商业评论
P106
尚品宅配:
C2B中国样本如何炼成

ALLEGION

Dramatic YOY growth has been achieved in both traditional and emerging vertical markets, e.g. hospitality (40%) and health care (70%) in 2013
Growth in Emerging Vertical Markets
Go-to-market approach
Safe City
Education
Metro
Residential
Airport
Hospitality
Commercial
Building
Traditional Vertical
Plant Health care
Emerging Vertical
Nuclear Power
R&D Center
Banking
The Allegion VM approach
published through Business
Review magazine with
90,000+ readers.
Identify new
vertical market
opportunity
Understand
customer
needs
Improve
awareness
Expand
channel
network
Develop VM-
specific
solution
Market
penetration
69 | Allegion Investor Day

Margin Improvement Through Operational Excellence
“Gemba Walks”,
introduced first time
in China by Allegion
in its Chinese version
Continuous focusing on productivity and
margin improvement
Global sourcing platform to achieve
scalability and better serve
Asia-Pacific and global markets
Improve customer satisfaction
through lead time and quality
improvement
BOCOM Lean Transformation
Leverage US know-how and expertise to apply lean
operation in Asia-Pacific
70 | Allegion Investor Day

71 | Allegion Investor Day
Clear strategy supported by disciplined and rigorous Allegion acquisition process yielding strong mid-price point opportunity pipeline
Mid-price Point Products are Current Acquisition
Focus Area
Attractive Opportunity
Key Opportunity
Mid-price Security Products
Attractive $1 billion+ market
opportunity, averaging 15%+ annual
growth, high fragmentation and
attractive financial returns
Several brands well known to China
consumers with reputations for both
quality and design
Application is roughly 2/3 residential,
1/3 commercial
Strategic Benefits
Access to fast growth, attractive market
segment, and one that quickly scales
existing China presence
Commercial Value
Builds local design capabilities
Strong local brands with market
perception of creditability and quality
Enhances relationships with key
channel leaders
Integrated Supply Chain Value
Improved cost position through local
manufacturing
Ability to utilize high quality
manufacturing base for use in both
Asia-Pacific and global markets
Allegion with strong market position,
but focused on <10% of China
market opportunity, leveraging
primarily Western brands
Sales footprint with significant built-
in capacity (21 branch offices across
Tier 1-3 cities)

72 | Allegion Investor Day
Asia-Pacific Summary: Unlocking Our Potential
Continuous strong market growth driven by urbanization, 2
nd
and 3
rd
tier city development, and
increasing safety and security solution adoptions in new verticals
Prestigious brands, innovative products, professional spec in resources and capabilities create the key differentiators to drive high and premium markets
BOCOM provides top-line growth opportunity with opportunity to expand in service
Expand market coverage to capture the fast-growing opportunities in new verticals and geographies
Enhance position through thought leadership to drive code development, market awareness, and business demands
Leverage premium position and extend to the substantial mid-end market in China through acquisition
Focus on margin improvement through operational excellence, localization and productivity

Unlocking Our Potential Finance Overview Allegion Investor Day Indianapolis, IN March 12, 2014

74 | Allegion Investor Day
Strong Track Record of Financial Performance
Well-positioned going forward
Average EBITDA margins of 20.2% last 14 years; industry leader
EBITDA  margins have remained resilient through past economic cycles
Maintained pricing power; exceeding inflation
Stable gross margin during economic downturn
Reduced working capital requirements
Average available cash flow of 105% over past 3 years

EBITDA (1)
% margin (2)
$500
$400
$300
$200
$100
$0
30.0%
25.0%
20.0%
15.0%
10.0%
2000 $307 21.7%
2001 $260 18.9%
2002 $298 20.3%
2003 $340 21.2%
2004 $327 18.4%
2005 $425 20.3%
2006 $443 19.4%
2007 $480 19.1%
2008 $484 20.6%
2009 $431 21.8%
2010 $375 19.8%
2011 $405 20.7%
2012 $421 21.3%
2013 $410 20.1%

ALLEGION

75 | Allegion Investor Day
Historical Adjusted EBITDA Margins
Consistent EBITDA margin performance
(1) EBITDA defined as operating income plus depreciation and amortization.
(2) EBITDA Margin for 2008-2013 calculated using revenue adjusted for Asia joint venture order flow change.
2000 - 2007 represents the Security & Safety or Security Technologies segment as reported in Ingersoll Rand ‘s 10K.
See appendix for reconciliation of GAAP revenue and net income to adjusted revenue and EBITDA.

Cash Conversion Cycle 1
45.6
40.9
39.4
2011
2012
2013

Working Capital2 % of Revenue
6.4%
5.6%
4.5%
2011
2012
2013

76 | Allegion Investor Day
Improved Working Capital
Low working capital requirements
Delivering reduction in cash conversion cycle
Continuous improvement in inventory and
receivables management
Low working capital requirements
Opportunity in international operations
Maintain ratios as business grows
(1) CCC = DSO + Inventory Days - DPO  (calculated using 4pt quarter end average).
(2) Working capital defined as accounts receivable plus inventories less accounts payable and other accrued expenses (calculated using 4pt quarter end WC average).

~1.9%
1.3%
1.0%
1.0%
$25.5
$19.6
$20.2
$40.0
2011
2012
2013
2014F
CAPEX
% of Revenue

ALLEGION

77 | Allegion Investor Day
Capital Expenditures
Minimal capital expenditure requirements
Capacity to grow without significant capital
investment
Invest in productivity programs
2014 increase primarily related to IT investment
Maintain 2014 level going forward

78 | Allegion Investor Day
$240.0 $249.6 $203.7
106.4%
109.5%
99.4%
10.0%
20.0%
30.0%
40.0%
50.0%
60.0%
70.0%
80.0%
90.0%
$-
$50.0
$100.0
$150.0
$200.0
$250.0
2011 2012 2013
ACF(1) % of Net Earnings(2)
2014 &
Beyond
Target
~100%
2011-2013 average conversion of 105%
Target ACF 100% of net earnings over time
Strong Cash Flow Generation
($millions)
(1) ACF is cash from operating activities less capital expenditures.
(2) ACF/Adjusted Net Earnings.

79 | Allegion Investor Day
39%
31%
2013 (1) 2014F 2016F
Effective Tax Rate Reduction Opportunity
Effective/efficient structure
Acquisitions
Global movement of cash;
minimal tax leakage
Ongoing planning to reduce
effective tax rate
Ongoing reduction in effective tax rate
Target
Mid-20s
(1) 2013 effective tax rate adjusted for spin-off and other charges

5
5
5
5
5
5
25
50
50
350
470
300
2015
2016
2017
2018
2019
2020
2021

ALLEGION

80 | Allegion Investor Day
2013 Capital Structure and Liquidity
$500 million revolving credit facility available
Strong liquid position; minimal short term debt obligations
Debt Maturity Profile
($ millions)
Term Loan A
Senior Notes
Term Loan B
December 31, 2013
($ millions)
(1) Cash pledged as repayment for current note payable of same amount.
(2) Based on adjusted EBITDA of $409.7 million and Total Debt excluding $40M note payable for which the $40M of restricted cash was pledged as collateral.
Cash 227 $
Restricted Cash
1
40 $
Total Cash 267 $
Total Debt
1
1,344 $
Debt / EBITDA
2
3.2x

81 | Allegion Investor Day
Organic Growth
Investment
Expand core portfolio
and vertical markets
Accelerate new
product development
Operational excellence
Self-funding
M&A
Product expansion
and increased
presence in emerging
markets and
technologies
Disciplined approach
to acquisition
management
Shareholder
Distribution
Quarterly dividend
announced: $0.08 per
ordinary share payable
March 31, 2014
$200 million share
repurchase program
announced; offset
dilution
Capital Allocation Strategy
Leverage
Management
Target 2.75-3.25x of debt/EBITDA
$30 million 2014 debt amortization
Balanced and flexible capital allocation management

Debt
Amortization
~15%
Dividends
~15%
Share
Repurchase
~20%
Strategic
Investment
~50%

ALLEGION

82 | Allegion Investor Day
Projected Capital Allocation 2014
Significant capital available for strategic deployment
Organic growth
investment
Mergers &
acquisitions
Share repurchase
estimated to offset
dilution
Annualized
dividends subject
to board approval
Debt amortization
based on terms of
offering

83 | Allegion Investor Day
Allegion M&A Philosophy
M&A as key management
objective (all levels)
Disciplined process
with tight thresholds
Standard approach,
repeatable processes
“Earn the right” to do
more deals
“Smart” deals,
well executed
Broader and deeper pipeline

Emerging markets
Emerging technology
Expand product portfolio

84 | Allegion Investor Day
M&A Focus Areas
In 2014, targeting smaller, non-transformational transactions
Key M&A Themes Primary Areas of Focus
Asia-Pacific
Latin America
M&A Objectives
Enhance ALLE
growth with
opportunities that:
Bolt-ons that leverage existing channel
or product capabilities
Electronics/electrified security products
Connectivity
1.   Are aligned to
strategic
direction
2.   Clear business
value thesis
3.   Deliver value
to shareholder

85 | Allegion Investor Day
2014 Outlook
$2.11 billion to $2.13 billion
Up 3.5% to 4.5%
Price of 1% in core markets
Revenue
~ 31%
Effective
Tax Rate
$2.25 to $2.40
Adjusted
EPS
($0.25) to ($0.30) EPS impact
Spin &
Restructuring
Approximately 100% of earnings
Available
Cash Flow
(1) Organic growth based on 2013 adjusted revenue reflecting Asia consolidated joint venture order flow change.
(2) Adjusted EPS  excluding restructure and spin costs.
(3) Cash from operations less capital expenditures.
1
2
3

86 | Allegion Investor Day
Financial Summary: Unlocking Our Potential
Key Points
Strong market fundamentals
Investing in business to accelerate
growth
Margin improvement, net of
investment
Reduction in effective tax rate
ACF – 100% of net earnings
Balanced and flexible capital
deployment
3-Year Targets
Business operations
Strong defensible leadership
positions in all our major
businesses
Leader in quality and customer
satisfaction
Revenue growth 7-9% CAGR
Organic growth 4-5% CAGR
Acquisitions 3-4% CAGR
EPS growth (organic)
>12% CAGR
Available cash flow
100% of annual net earnings

Unlocking Our Potential Wrap Up Allegion Investor Day Indianapolis, IN March 12, 2014

88 | Allegion Investor Day
Performance and Incentive Alignment
EBITDA
(Annual)
Revenue
(Annual)
Available Cash Flow
(Annual)
EPS (3 Years)
TSR (3 Years)
Shareholder Value Creation
Short-term
Performance
Metrics
Long-term
Performance
Metrics
Ownership requirements:
CEO:  6 times base salary
CFO:  3 times base salary
Management objectives aligned to corporate long-range targets

89 | Allegion Investor Day
Summary: Unlocking Our Potential
Establishing a growth mindset – investing for the future
Continuing to deliver strong financial performance and cash flow generation
Driving EMEIA profitability improvement
Building acquisition pipeline and organizational capability
Leveraging an efficient tax structure more effectively
Executing a balanced and flexible capital allocation strategy

Questions & Answers Allegion Investor Day Indianapolis, IN March 12, 2014

Appendix Allegion Investor Day Indianapolis, IN March 12, 2014

92 | Allegion Investor Day
Adjusted EBITDA Reconciliation
Adjusted EBITDA Reconciliation ($mm)
2008 2009 2010 2011 2012 2013
Revenue 2,413.9 $   2,038.8 $   1,967.7 $   2,021.2 $   2,046.6 $   2,093.5 $
Asia Joint Venture Revenue (65.3) $       (64.5) $       (68.9) $       (58.6) $       (78.0) $       (52.0) $
Adjusted Revenue 2,348.6 $   1,974.3 $   1,898.8 $   1,962.6 $   1,968.6 $   2,041.5 $
Net Income (76.4) $       177.4 $      191.8 $      218.1 $      219.6 $      31.0 $
Adjustments to arrive at operating income:
Income tax provision (benefit) 145.0 $     145.8 $     125.7 $     130.5 $     135.9 $     174.2 $
Interest expense, net
(1.1) $        1.2 $         1.8 $         1.4 $         1.5 $         10.2 $
Other (income) / expense (0.7) $        14.9 $       (3.5) $        (4.6) $        3.0 $         7.1 $
Noncontrolling interest 0.4 $         12.4 $       6.7 $         6.3 $         5.7 $         12.5 $
Discontinued operations
(0.6) $        3.0 $         2.5 $         7.3 $         2.7 $         0.8 $
Operating Income 66.4 $         354.7 $      325.0 $      359.0 $      368.6 $      235.8 $
% margin (Unadjusted Revenue) 2.8% 17.4% 16.5% 17.8% 18.0% 11.3%
Restructuring and Other Costs 13.1 $         25.2 $         3.0 $           0.3 $           8.2 $           5.8 $
Spin Costs - $           - $           - $           - $           - $           5.9 $
Impairment 356.8 $      5.0 $           - $           - $           - $           137.6 $
Gain on Property Sale - $           - $           - $           - $           - $           (21.5) $
Adjusted Operating Income 436.3 $      384.9 $      328.0 $      359.3 $      376.8 $      363.6 $
% margin (Adjusted Revenue) 18.6% 19.5% 17.3% 18.3% 19.1% 17.8%
Depreciation & amortization 47.5 $       46.0 $       47.3 $       46.0 $       43.8 $       46.1 $
Adjusted EBITDA 483.8 $      430.9 $      375.3 $      405.3 $      420.6 $      409.7 $
% margin (Adjusted Revenue) 20.6% 21.8% 19.8% 20.7% 21.3% 20.1%

93 | Allegion Investor Day
Adjusted Net Earnings Reconciliation
Adjusted Net Earnings Reconciliation ($mm)
2011 2012 2013
Net earnings from continuing operations attributable
to Allegion plc
225.4 $      222.3 $      31.8 $
Spin off costs
5.9
Restructuring charges and other expenses
0.3 8.2 5.8
Goodwill impairment charge
137.6
Gain on a property sale in China
(21.5)
Provision for income taxes adjustments
(0.1) (2.5) 40.1
Non-controlling interest adjustments
5.3
Adjusted net earnings from continuing operations
attributable to Allegion plc
225.6 $      228.0 $      205.0 $
Available Cash Flow
240.0 $     249.6 $     203.7 $
ACF % of Net Earnings 106.4% 109.5% 99.4%

94 | Allegion Investor Day
Adjustments to Revenue & Net Earnings
1. Adjustments to net revenues for the year ended December 31, 2013 and 2012 reflect the impact of a change in order flow through the Company's consolidated joint venture in Asia resulting from a revised joint venture operating agreement signed in late 2013. Previously, the consolidated joint venture acted as a pass-through to the end customer. Going forward, products are shipped direct to the end customer with the joint venture receiving a royalty in an amount that approximates the lost margin. The consolidated joint venture will no longer recognize the revenue and cost of goods sold on these products. The change is not expected to have a material impact on operating income or on cash flows in future periods.
2. Adjustments to operating income for the year ended December 31, 2013 consist of $5.9 million of costs incurred as part of the spin-off from Ingersoll Rand, $5.8 million of restructuring charges, a $137.6 million goodwill impairment charge and a $21.5 million gain on a property sale in China. Adjustments to operating income for the year ended December 31, 2012 include
$8.2 million of restructuring charges and other expenses.
3. Adjustments to the provision for income taxes for the year ended December 31, 2013 consist of $4.7 million of tax expense related to the items excluded from operating income discussed above and a benefit of $44.8 million of discrete adjustments consisting of $31.5 million of expense related to valuation allowances on deferred tax assets that are no longer expected to be utilized and $13.3 million of net tax expense resulting primarily from transactions occurring to effect the spin-off from Ingersoll Rand. Adjustments to the provision for income taxes for the year ended December 31, 2012 consist of $2.5 million of tax expense related to the items excluded from operating income discussed above.
4. Adjustments to non-controlling interest for the year ended December 31, 2013 consist of the portion of adjustments described in (2) and (3) above that are not attributable to Allegion plc shareholders.
Year ended December 31, 2013 Year ended December 31, 2012
Reported
Spin-off
related and
other
charges
Adjusted
(non-GAAP) Reported
Spin-off
related and
other
charges
Adjusted
(non-GAAP)
Net revenues
$
2,093.5
$
(52.0)
(1)
$
2,041.5
$
2,046.6
$
(78.0)
(1)
$
1,968.6
Operating income
235.8 127.8
(2)
363.6 368.6 8.2
(2)
376.8
Operating margin
11.3
%
17.8
%
18.0
%
19.1
%
Earnings before income taxes
218.5 127.8 346.3 363.9 8.2 372.1
Provision for income taxes
174.2 (40.1
)
(3)
134.1 135.9 2.5
(3)
138.4
Earnings from continuing operations
44.3 167.9 212.2 228.0 5.7 233.7
Non-controlling interest
12.5 (5.3
) (4)
7.2 5.7 —
(4)
5.7
Net earnings from continuing operations
attributable to Allegion plc
$
31.8
$
173.2
$
205.0
$
222.3
$
5.7
$
228.0
Diluted earnings per ordinary share
attributable to Allegion plc
shareholders:
$
0.33
$
1.80
$
2.13
$
2.32
$
0.06
$
2.38
Tax Rate
79.7
%
38.7
%
37.3
%
37.2
%